                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       October 18, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-70663                                          06-1529524
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(Commission File Number)                       (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                         08837
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   (Address of Principal Executive Offices)                         (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On October 18, 2004, Majesco Holdings Inc. (the "Company") appointed F.
Peter Cuneo to the Board of Directors of the Company, increasing the size of the
Company's Board from seven to eight members.

         Mr. Cuneo served as the President and Chief Executive Officer of Marvel
Enterprises, Inc. from July 1999 through January 2003. From September 1998 to
July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 to September 1998, He was Chairman of Cuneo &
Co., L.L.C., a private investment firm. From May 1996 to February 1997, Mr.
Cuneo was President, Chief Executive Officer and a Director of Remington
Products Company, L.L.C., a manufacturer and marketer of personal care appliances. From May 1993 to May 1996, he was President and Chief Operating
Officer at Remington. He is also a Director of Waterpik Technologies, Inc. and
Marvel Enterprises, Inc. He is 59 years old.

         There are no arrangements or understandings between Mr. Cuneo and any other person pursuant to which Mr. Cuneo was selected as a director. There are no transactions to which the Company is a party and in which Mr. Cuneo had a material interest that are required to be disclosed under Item 404(a) of
Regulation S-K. Mr. Cuneo has not previously held any positions with the
Company. Mr. Cuneo has no family relations with any directors or executive officers of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Majesco Holdings Inc.
                                               (Registrant)

Date: October 21, 2004                         By: /s/ Carl J. Yankowski
                                                   -------------------------
                                                   Carl J. Yankowski
                                                   Chief Executive Officer